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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):     APRIL 26, 2005

                            SUPERIOR GALLERIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

          0-27121                                      35-2208007
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  (Commission File Number)                  (IRS Employer Identification No.)


9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA            90212
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       (Address of Principal Executive Offices)                 (Zip Code)

                                 (310) 203-9855
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 26, 2005, Superior Galleries, Inc., (the "Company") issued a press release announcing its financial results for the fiscal quarter and nine months ended March 31, 2005. A copy of the press release is attached as Exhibit
99.1 to this Current Report on Form 8-K. On April 26, 2005, the Company also hosted a public conference call featuring a presentation by senior management that included a discussion of the Company's results of operations and financial condition as of and for the fiscal quarter and nine months ended March 31, 2005. The full transcript of the conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      EXHIBITS.

                  Exh. No.          Description
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                  99.1              Press release dated April 26, 2005, titled
                                    "Superior Galleries Reports Record Third-
                                    Quarter and Nine-Month Revenues"

                  99.2 Transcript of the Superior Galleries Fiscal 2005 Third-Quarter Earnings Conference Call

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 26, 2005              SUPERIOR GALLERIES, INC.

                                     By: /s/ Paul Biberkraut
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                                         Paul Biberkraut
                                         Chief Financial Officer, Executive Vice
                                         President and Secretary

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                   EXHIBITS FILED WITH THIS REPORT ON FORM 8-K

   Number         Description
   ------         -----------

   99.1 Press release dated April 26, 2005, titled "Superior Galleries Reports Record Third-Quarter and Nine-Month Revenues"

   99.2 Transcript of the Superior Galleries Fiscal 2005 Third-Quarter Earnings Conference Call